                                                                    EXHIBIT 10.3

                              LIQUIDITY AGREEMENT
                              -------------------


     THIS LIQUIDITY AGREEMENT (the "Agreement") is made as of January 15, 1997 by and among DocuCorp, Inc., a Delaware corporation (the "Company"), Safeguard Scientifics (Delaware), Inc., a Delaware corporation ("Safeguard Delaware"), Safeguard Scientifics, Inc., a Pennsylvania corporation ("Safeguard"), Technology Leaders II L.P., a Delaware limited partnership ("TL II"), and Technology Leaders II Offshore C.V., a Netherlands Antilles limited partnership ("TL II Offshore," and together with Safeguard Delaware and TL II, the "Stockholders").

                                   Background
                                   ----------

     This Agreement is being entered into in connection with an Agreement and Plan of Merger, dated January 15, 1997, by and among the Company, ISI Merger Corp., a Texas corporation, FormMaker Acquisition Corp., a Georgia corporation, Image Sciences, Inc., a Texas corporation ("Image Sciences") and FormMaker Software, Inc., a Georgia corporation ("FormMaker") (the "Merger Agreement"). Terms are used as defined in the Merger Agreement unless otherwise defined herein. Any such terms and any other terms defined herein are equally applicable to both the singular and plural forms of the terms defined.

     The parties hereto are entering into this Agreement as contemplated by and as a condition to the execution and delivery of the Merger Agreement.

                                  WITNESSETH:
                                  ----------

     NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows, subject to the understanding that none of the parties shall have any obligation to perform any of the obligations hereunder until the closing shall have occurred under the Merger Agreement (the "Closing"):

1.   Qualified Rights Offering.
     -------------------------

     Safeguard shall use commercially reasonable efforts to conduct and consummate a Qualified Rights Offering by September 30, 1997, but Safeguard shall have the discretion to consider such factors as it customarily considers in determining whether a Qualified Rights Offering is appropriate at any particular time, including market conditions and the financial condition and projected performance of the Company. The Qualified Rights Offering shall be conducted in accordance with the procedures set forth in Section 7.

2.   Purchase of Shares.
     ------------------

     Each Stockholder shall purchase such shares of Class A Common Stock ("Class A Shares") as the Company may request on the first business day of each month during the period beginning January 31, 1998 and ending March 1, 1999 (the "Purchase Period") at the Redemption Price (as defined below); provided, however, that (a) no Stockholder shall be obligated to purchase a number of Class A Shares that exceeds such Stockholder's Subscription Percentage (defined below) of the total number of Class A Shares that the Company shall sell hereunder from time to time, (b) the total number of Class A Shares that the Company sells hereunder shall not exceed 6,100,000 shares, (c) the number of Class A Shares that the Company sells hereunder shall not at any time exceed the total number of shares of Class B Common Stock, par value $0.01 per share, of the Company ("Class B Shares," and together with the Class A Shares, the "Common Shares") that the Company shall be required to redeem in accordance with the redemption provisions of the Company's Certificate of Incorporation and (d) the obligations of the Stockholders to purchase Class A Shares under this Section 2 shall terminate automatically upon the consummation of a Qualified Rights Offering or a Qualified Public Offering (as defined in the Company's Certificate of Incorporation). The Company shall give the Stockholders notice that the Stockholders are required to purchase Class A Shares under this Section 2 during the Purchase Period along with a certification from the Chief Executive Officer of the Company (i) that the Company intends to redeem contemporaneously with the closing required under this Section 2 a certain number of Class B Shares and
(ii) that the representations and warranties of the Company set forth in Section 6 hereof are true and correct and will be true and correct as of the issuance of the Class A Shares to the Stockholders except for any breaches thereof that are not reasonably expected to have a material adverse effect on the value of the Class A Shares. The Company and the Stockholders shall hold a closing for the sale and purchase of Class A Shares hereunder on a mutually convenient date not later than 45 days after the latest date on which the Company shall have given notice of the sale to any Stockholder. At such closing, the Company shall deliver to the Stockholders certificates for the respective Class A Shares to be purchased by them, free and clear of any encumbrances, except that none of such Class A Shares may be transferred unless they are registered under the Securities Act or an exemption therefrom is available. Each Stockholder shall deliver in return for such certificates the purchase price by a wire transfer of funds to an account designated by the Company. The Stockholders shall be severally, and not jointly, obligated for their obligations hereunder. The Subscription Percentages for the Stockholders are as follows: Safeguard - 74.30%; TL II - 11.38%; and TL Offshore -14.32%. Safeguard hereby guarantees the obligations of Safeguard Delaware under this Section 2. As used herein, "Redemption Price" shall mean the sum of $3.45 per share in cash; provided, however, that (i) if the increase of pro forma combined revenues of Image Sciences and consolidated FormMaker for the 12 month period ending July 31, 1997 over pro forma combined revenues of Image Sciences and consolidated FormMaker for the 12 month period ending July 31, 1996 exceeds 20%, then the Redemption Price shall be increased to $4.08 per share in cash; and (ii) the Redemption Price shall be adjusted as provided in the Company's Certificate of Incorporation.

3.   Company Warrant.
     ---------------

     In consideration for the Stockholders obligations under Section 2 and upon payment of $6,100, the Company shall issue to the Stockholders, or to TL Ventures Third Corp. in the case of TL II Offshore, at the Closing warrants substantially in the form of Exhibit "A" (the "Warrants") for the purchase of up to a total of 610,000 Class A Shares (the "Warrant Shares") allocated among the Stockholders in accordance with their Subscription Percentages.

4.   Stockholders' Debt Guarantee.
     ----------------------------

     In connection with the New Bank Loan, Safeguard, on behalf of Safeguard Delaware, and TL II and TL II Offshore shall use commercially reasonable efforts to deliver to the Company at the Closing executed guarantees (the "Guarantees") in favor of the lender under the New Bank Loan but only to the extent required by such lender; provided, however, that (a) the terms of such Guarantees shall be no more favorable to the lender than the terms of the Guaranty dated as of December 20, 1995 delivered by Safeguard in favor of NationsBank of Georgia, National Association, (b) no Stockholder's liability under a Guarantee shall exceed $10,000,000 multiplied by such Stockholder's Subscription Percentage and
(c) the Guarantees will terminate on the earlier of (i) the expiration of the New Bank Loan or (ii) the consummation of a public offering under the Securities Act with net proceeds to the Company of $10,000,000. If the New Bank Loan is not entered into, the Stockholders shall use commercially reasonable efforts to guarantee, on terms at least as favorable to the Stockholders as the terms of the guarantees now in place, the FormMaker line of credit, amended as contemplated by the Merger Agreement.

5.   Representations and Warranties of the Stockholders and Safeguard.
     ----------------------------------------------------------------

     Each Stockholder or Safeguard, as indicated in the particular section, with respect to itself only, hereby represents and warrants to the Company as follows:

     5.1  Authorization. Such Representing Party (the term "Representing Party"
          -------------
refers to each Stockholder and Safeguard) has the requisite power and authority to execute and deliver this Agreement and, if applicable, the Guarantee and to perform the transactions performed or to be performed by it hereunder or thereunder. Such execution, delivery and performance by such Representing Party has been duly authorized by all necessary corporate or partnership action. This Agreement has been, and upon its delivery by such Representing Party, if applicable, the Guarantee of such Representing Party will be, duly executed and delivered by such Representing Party. This Agreement constitutes, and, if applicable, the Guarantee upon its delivery by such Representing Party will constitute, valid and binding obligations of such Representing Party, enforceable against such Representing Party in accordance with their terms.

     5.2  Consents and Approvals.  Neither the execution and delivery by such
          ----------------------
Representing Party of this Agreement or, if applicable, the Guarantee, nor the performance of the transactions performed or to be performed by such Representing Party hereunder or thereunder, require any filing, consent or approval or constitute a Default under (i) any Law or Court Order to which such Representing Party is subject, (ii) the Charter Documents or bylaws of such Representing Party or (iii) any Contract, Governmental Permit or other document to which such Representing Party is a party or by which the properties or other assets of such Representing Party may be subject.

     5.3  Financial Statements of Safeguard.  The financial statements of
          ---------------------------------
Safeguard included in Safeguard's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that were filed with the Securities and Exchange Commission since January 1, 1996 were prepared in accordance with GAAP and fairly presented in all material respects the financial position and assets and liabilities of Safeguard as of the dates thereof. Since January 1, 1996, there has been no material adverse change in the financial position of Safeguard.

     5.4  Financial Statements of TL II and TL II Offshore.  TL II and TL II
          ------------------------------------------------
Offshore have delivered to the Company correct and complete copies of unaudited quarterly financial statements for TL II and TL II Offshore consisting of a combined balance sheet as of the end of each calendar quarter from January 1, 1996 to September 30, 1996 and the related combined statements of income, combined statements of changes to partners' equity and combined statements of cash flows for the period then ended. TL II and TL II Offshore have also delivered to the Company correct and complete copies of financial statements consisting of a combined balance sheet of TL II and TL II Offshore as of December 31, 1994 and 1995 and the related combined statements of income for the year then ended audited by the firm of KPMG Peat Marwick. The financial statements so delivered by TL II and TL II Offshore have been prepared in accordance with GAAP consistently applied and present fairly in all material respects the financial position and assets and liabilities of TL II and TL II Offshore as of the dates thereof, and the results of operations for the periods then ended. Since September 30, 1996, there has been no material adverse change in the financial position of TL II or TL II Offshore.

6.   Representations and Warranties of the Company
     ---------------------------------------------

     6.1  Authorization.  The Company has the requisite power and authority to
          -------------
execute and deliver this Agreement and the Warrants to which it is a party and to perform the transactions performed or to be performed by it hereunder or thereunder. Such execution, delivery and performance by the Company have been duly authorized by all necessary corporate action. This Agreement has been, and upon their delivery by the Company, the Warrants will be, duly executed and delivered by the Company. This Agreement constitutes and each Warrant upon its delivery by the Company will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with their terms.

     6.2  Consents and Approvals.  Neither the execution and delivery by the
          ----------------------
Company of this Agreement nor of the Warrants, nor the performance of the transactions performed or to be performed by the Company hereunder or thereunder, require any filing, consent or approval or constitute a Default under (i) any Law or Court Order to which the Company is subject, (ii) the Charter Documents or bylaws of the Company or (iii) any Contract, Governmental Permit or other document to which the Company is a party or by which the properties or other assets of the Company may be subject.

     6.3  Issuance of Class A Shares.  Upon their issuance in accordance with
          --------------------------
Section 2, the Class A Shares so issued will be duly issued, fully paid and nonassessable, free and clear of any Encumbrances.

     6.4  Issuance of Warrant Shares.  Upon exercise of the Warrant and payment
          --------------------------
of the Warrant Price (as defined therein) by a Stockholder, the Warrant Shares will be duly issued, fully paid and nonassessable shares of Class A Common Stock, free and clear of any Encumbrances, except for Encumbrances contemplated by the Merger Agreement.

7.   Qualified Rights Offering Procedures.
     ------------------------------------

     7.1  Rights.
          ------

          (a) The Company shall, upon receipt of the Rights Offering Notice (as defined below), grant to the holders of the common stock of Safeguard rights (the "Rights") to purchase from the Company such number of Class A Shares as determined by Safeguard up to a maximum of 3,000,000 but not less than 2,000,000 Class A Shares. The Rights shall be issued in a Qualified Rights Offering pursuant to a registration statement on Form S-1 under the Securities Act (a "Registration Statement"), shall be exercisable for a period of no greater than 45 days after the commencement of the Qualified Rights Offering and shall be transferable by the holder thereof during that period. The Company shall engage JP Morgan & Co., Hambrecht & Quist LLC, or a nationally recognized investment bank of similar stature, or Tucker Anthony, Inc. if such first named banks are not available. Such engaged firm shall underwrite, on a standby, firm commitment basis, any portion of the offered Class A Shares not purchased through the exercise of Rights. The Company shall also engage legal counsel selected by Safeguard, subject to the reasonable approval of a majority of the Board of Directors of the Company, which counsel shall represent the Company in connection with the conduct of the Qualified Rights Offering. The exercise price of the Rights shall be determined by negotiation among the Company, any selling stockholders and the underwriters.

          (b) Safeguard may initiate the Qualified Rights Offering by giving written notice to the Company (a "Rights Offering Notice") at any time during the Rights Exclusivity Period (defined below). The obligations of the Company pursuant to this Section 7.1(b) shall commence on the date hereof and expire on December 31, 1997 (such period, the "Rights Exclusivity Period") unless a Registration Statement relating to the Qualified Rights Offering has been filed with the Commission by such date, in which case the Rights shall not expire until 150 days after the date such filing was made.

          (c) The Company shall not undertake any registration of any of its securities (except pursuant to the Form S-4 Registration Statement for the Merger under the Merger

Agreement), under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than pursuant to this Section 7 prior to the earlier of the expiration of the Rights Exclusivity Period or the completion of a Qualified Rights Offering, except with the consent of Safeguard.

     7.2  Registration Statement.  Upon notice by Safeguard to the Company of
          ----------------------
its intention to commence the Qualified Rights Offering, the Company shall promptly prepare the Registration Statement to register under the Securities Act, the Rights and the shares of Class A Common Stock to be acquired upon exercise of the Rights (the "Rights Shares"). The Company covenants that such Registration Statement and the prospectus included therein shall be in form reasonably satisfactory to Safeguard, shall comply in all respects with the Securities Act and the rules and regulations of the SEC promulgated thereunder, and shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     7.3  Registration Process.  The Company shall use commercially reasonable
          --------------------
efforts to cause the Registration Statement to be filed with the Commission and to become effective as promptly as practicable. The Company shall prepare and file with the Commission, promptly upon Safeguard's request, any amendments or supplements to the Registration Statement or prospectus that, in Safeguard's opinion, may be necessary or advisable in connection with the Qualified Rights Offering, subject to the reasonable approval of the Board of Directors of the Company. The Company shall not file any amendment or supplement to the Registration Statement or prospectus unless (A) it has furnished Safeguard with a copy of such amendment or supplement a reasonable time prior to filing and (B) Safeguard has not reasonably objected to such amendment or supplement by notice to the Company. The Company shall not issue any advertisement, press release, mailing or other solicitation material during the time period from when Safeguard announces its intention to commence a Qualified Rights Offering until the Rights issued thereunder are no longer exercisable or the Rights Offering is terminated, if Safeguard reasonably disapproves of any such item by prompt written notice to the Company after receiving reasonable notice thereof. The Company shall comply with the Securities Act and the rules and regulations thereunder in connection with the Qualified Rights Offering and, until the termination of the Qualified Rights Offering, the Company shall use commercially reasonable efforts to qualify the Rights Shares under the securities laws of all jurisdictions in which qualification is required and there are holders of Safeguard common stock and to continue such qualifications in effect during the exercise period of the Rights. At the time of mailing the prospectus relating to the Qualified Rights Offering and at the time of the closing of the Qualified Rights Offering, Safeguard shall be entitled to receive (A) from the Company such certificates and documents evidencing compliance with such representations and warranties of the Company as Safeguard shall reasonably request, and (B) from the Company's counsel and independent accountants such opinions and documents as Safeguard may reasonably request thereof as if it were applicable to the Qualified Rights Offering.

     7.4  Registration Services.
          ---------------------

          (a) Services.  Safeguard shall diligently and in a timely fashion
              --------
assist the Company in structuring the Qualified Rights Offering, in preparing the necessary registration statement and related disclosure documentation, in clearing the Rights Offering with the SEC and applicable state securities commissions and shall provide such other services and assistance in connection with the Qualified Rights Offering as the Company shall reasonably request; provided, however, that nothing contained herein shall require Safeguard to provide to the Company any services or assistance which, if rendered by Safeguard, would require Safeguard to register as a broker-dealer under Section 15 of the Exchange Act, or as an investment adviser under the Investment Advisor Act of 1940, as amended.

          (b) Working Group.  The Company shall cause its counsel and auditors
              -------------
and the Company's employees to render such assistance in consummating the Qualified Rights Offering, at the Company's expense, as is customary in the consummation by a company of its initial public offering. In addition, in rendering services under this subsection 7.4(b), Safeguard may engage rights agents, registrar agents, escrow agents, transfer agents and valuation consultants in connection with the Qualified Rights Offering, the expenses of which shall be paid by the Company and which are not included in the reimbursement described in Section 7.4(c) below. In addition, Safeguard may require the Company to engage a registered broker-dealer of Safeguard's designation, subject to the reasonable approval of the Company, to provide such services in connection with the Qualified Rights Offering as Safeguard may deem reasonably necessary or desirable, including to effect or underwrite the offering of the Rights or the Rights Shares in states in which applicable state laws require that a registered broker-dealer effect such offering.

          (c) Expenses.  The Company shall bear all reasonable costs and
              --------
expenses of the Rights Offering, including the Company's printing, legal and accounting fees and expenses, Securities and Exchange Commission and National Association of Securities Dealers filing fees and "Blue Sky" fees and expenses.

     7.5  Indemnification.
          ---------------

          (a) The Company shall indemnify and hold harmless Safeguard, its executive officers, directors and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to the Qualified Rights Offering against any loss, claims, damages or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement with respect to the Qualified Rights Offering, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other federal securities laws or state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or such other federal securities law or state securities law, and will reimburse any of them for any reasonable legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the Company shall not be liable hereunder in any such case to the extent any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company for such purpose by Safeguard or any of its agents.

          (b) Safeguard shall indemnify and hold harmless the Company, its executive officers, directors and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to the Registration Statement and the Qualified Rights Offering against any losses, claims, damages or liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by Safeguard or its agents, and will reimburse any of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that Safeguard's obligations hereunder shall be limited to an amount equal to the proceeds received by Safeguard pursuant to such Rights Offering.

          (c) Promptly after receipt by an indemnified party under this Section
7.5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate therein and to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify any indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.5, but the omission to so notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party other than under this Section 7.5.

     In order to provide for just and equitable contribution to joint liability under the Securities Act, in any case in which the Company exercising its rights under this Section 7.5 makes a claim for indemnification pursuant to this Section, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section provides for indemnification, then, in such case, the Company or Safeguard will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of Safeguard on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Safeguard on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by Safeguard on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that, in any such case, (1) Safeguard will not be required to contribute any amount in excess of the gross public offering price of all such Shares offered by such holder pursuant to the Registration Statement; and (2) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

8.   Survival of Representations, Warranties and Covenants.
     -----------------------------------------------------

     The representations, warranties, covenants and other agreements contained herein shall survive the Closing.

9.   Contents of Agreement.
     ---------------------

     This Agreement, together with the Warrants, sets forth the entire understanding of the Parties hereto with respect to the transactions contemplated hereunder and thereunder and supersedes all prior agreements or understandings between the Parties regarding those matters.

10.  Amendment, Parties in Interest, Assignment, Etc.
     -----------------------------------------------

     This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the Parties hereto. If any provision of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto. No Party hereto shall assign this Agreement or any right, benefit or obligation hereunder. Any term or provision of this Agreement may be waived at any time by the Party entitled to the benefit thereof by a written instrument duly executed by such Party. The parties hereto shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the Transactions.

11.  Interpretation.
     --------------

     Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or," (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (e) references to "hereunder" or "herein" relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection and Exhibit references are to this Agreement unless otherwise specified.

12.  Notices.
     -------

     All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or Federal Express or other delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other Parties hereto:

             If to the Company:

                     DocuCorp, Inc.
                     5910 North Central Expressway
                     Suite 800
                     Dallas, Texas  75206
                     FAX:  (214) 891-6678
                     Attention: Michael D. Andereck, Chief Executive Officer

             If to Safeguard or Safeguard Delaware:

                     Safeguard Scientifics, Inc.
                     Building 800
                     435 Devon Park Drive
                     Wayne, PA  19087

                     FAX:  610-293-0601
                     Attention:  General Counsel

             If to TL II or TL II Offshore:

                     Technology Leaders II L.P.
                     Technology Leaders II Offshore C.V.
                     Building 800
                     435 Devon Park Drive
                     Wayne, PA  19087

                     FAX:  610-293-0601
                     Attention:  Robert Keith

13.  Governing Law.
     -------------

     This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to its provisions concerning conflict of laws.

14.  Dispute Resolution.
     ------------------

     14.1  Good-Faith Negotiations.  If after the Closing any dispute arises
           -----------------------
under this Agreement that is not settled promptly in the ordinary course of business, the parties shall seek to resolve any such dispute between them, first, by negotiating promptly with each other in good faith in face-to-face negotiations. These face-to-face negotiations shall be conducted by the respective designated senior management representative of each party. If the parties are unable to resolve the dispute between them within 20 business days (or such period as the parties shall otherwise agree) through these face-to-face negotiations, then any such disputes shall be resolved in the manner set forth in this Section 14.

     14.2  Resolution of Disputes.
           ----------------------

           (a) Any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, exceeds $1,000,000 (a "Summary Proceeding"), arising out of or relating to this Agreement or the Warrants or the breach, termination or validity hereof or thereof, shall be litigated exclusively in the Superior Court of the State of Delaware (the "Delaware Superior Court") as a summary proceeding pursuant to Rules 124-131 of the Delaware Superior Court, or any successor rules (the "Summary Proceeding Rules"). Each of the parties hereto hereby irrevocably and unconditionally (A) submits to the jurisdiction of the Delaware Superior Court for any Summary Proceeding, (B) agrees not to commence any Summary Proceeding except in the Delaware Superior Court, (C) waives, and agrees not to plead or to make, any objection to the venue of any Summary Proceeding in the Delaware Superior Court,
(D) waives, and agrees not to plead or to make, any claim that any Summary Proceeding brought in the Delaware Superior Court has been brought in an improper or otherwise inconvenient forum, (E) waives, and agrees not to plead or to make, any claim that the Delaware Superior Court lacks personal jurisdiction over it and (F) waives its right to remove any Summary Proceeding to the Federal courts except where such courts are vested with sole and exclusive jurisdiction by statute.

          (b) If any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, does not exceed $1,000,000 (a "Proceeding"), arising out of or relating to this Agreement or the Warrants or the breach, termination or validity hereof or thereof is brought, the parties to such Proceeding agree to make application to the Delaware Superior Court to proceed under the Summary Proceeding Rules. Until such time as such application is rejected, such Proceeding shall be treated as a Summary Proceeding and all of the foregoing provisions of this Section relating to Summary Proceedings shall apply to such Proceeding.

          (c) If a Summary Proceeding is not available to resolve any dispute hereunder, the controversy or claim shall be settled by arbitration conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") strictly in accordance with the terms of this Agreement and the substantive law of the State of Delaware. The arbitration shall be conducted at the Association's regional office located in Dallas, Texas by three arbitrators, at least one of whom shall be an attorney and one of whom shall be a member of a "Big Six" accounting firm (excluding Price Waterhouse
LLP). Judgment upon the arbitrators' award may be entered and enforced in any court of competent jurisdiction. Neither party shall institute a proceeding hereunder unless at least 60 days prior thereto such party shall have given written notice to the other party of its intent to do so.

     14.3 Neither party shall be precluded hereby from securing equitable remedies in courts of any jurisdiction, including temporary restraining orders and preliminary injunctions to protect its rights and interests, but neither party shall seek any such equitable remedies as a means to avoid or stay arbitration or Summary Proceeding.

15.  Counterparts.
     ------------

     This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

16.  Termination.
     -----------

     This Agreement and all of the rights and obligations of the parties hereunder will terminate automatically upon any termination of the Merger Agreement.

17.  Share Adjustments.
     -----------------

     All share and per share amounts herein shall be appropriately adjusted to account for any subdivision or combination of the Common Shares.

                    [SIGNATURE PAGE TO LIQUIDITY AGREEMENT]


     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first written above.

                                 DOCUCORP, INC.


                                 By:______________________________________
                                 Name:
                                 Title:

                                 SAFEGUARD SCIENTIFICS (DELAWARE), INC.


                                 By:______________________________________
                                 Name:
                                 Title:

                                 SAFEGUARD SCIENTIFICS, INC.


                                 By:______________________________________
                                 Name:
                                 Title:

                                 TECHNOLOGY LEADERS II L.P.


                                 By:______________________________________
                                 Name:
                                 Title:

                                 TECHNOLOGY LEADERS II OFFSHORE, C.V.


                                 By:______________________________________
                                 Name:
                                 Title:

                                                           Exhibit A

         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
          OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW.


                                 Warrant to Purchase
                                 ________ Shares of Common Stock

Date: _______, 1997


                                    WARRANT
                          TO PURCHASE COMMON STOCK OF
                                 DOCUCORP, INC.

     THIS CERTIFIES that ___________________________ (the "Holder") is entitled to purchase from DocuCorp, Inc. , a corporation organized and existing under the laws of Delaware (the "Company"), at any time after the date hereof and until 5:00 P.M. (Eastern Time) on the Expiration Date (as defined below), _______ fully paid and nonassessable shares (the "Warrant Shares") of Class A Common Stock of the Company, $0.01 par value per share (the "Common Stock"), subject to adjustment as provided herein, at a purchase price of $5.00 per share (the "Warrant Price").

     1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

     "Appraised Value" shall mean, in respect of any share of Common Stock on any date herein specified, the value attributable to such share of Common Stock if all of the assets of the Company and its subsidiaries were sold for the appraised value thereof as of the last day of a fiscal month to end within 60 days prior to such date specified, and thereafter liquidated in accordance with the terms of the Company's Certificate of Incorporation, as determined in good faith by the Board of Directors of the Company.

     "Book Value" shall mean, in respect of any share of Common Stock on any date herein specified, the value attributable to such share of Common Stock if all of the assets of the Company and its subsidiaries were sold for the consolidated book value thereof as of the last day of any month immediately preceding such date, and thereafter liquidated in accordance with the Company's Certificate of Incorporation, as determined in accordance with generally accepted accounting principles in the United States.

     "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

     "Current Market Price" shall mean, in respect of the Common Stock on any date herein specified, the higher of (a) the Book Value per share of Common Stock at such date and (b) the Appraised Value per share of Common Stock as at such date, or if there shall then be a public market for the Common Stock, the higher of (x) the amount set forth in clause (a) above and (y) the average of the daily market prices for 30 consecutive Business Days commencing 45 days before such date. The daily market price for each such Business Day shall be (i) the last sale price on such date on the principal stock exchange on which the Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the national Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. ("NASD") selected by the Company.

     "Expiration Date" shall mean the third anniversary of the date of this Warrant.

     "Outstanding" shall mean, when used with reference to Common Stock or any class thereof, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock or of the relevant class, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock or of the relevant class.

     2.  Exercise of Warrant.  This Warrant shall be exercisable at any time
         -------------------
after the date hereof until the expiration of the Warrant as provided in Section 3 hereof, in the manner set forth in Section 4 hereof; provided, however, that
                                                       --------  -------
the Warrant shall not be exercisable during any time that the Holder is in material default of its obligations under Section 2 of the Liquidity Agreement, dated as of the date hereof, among the Holder, the Company and certain other parties.

     3.  Expiration of Warrant.  This Warrant, to the extent not exercised,
         ---------------------
shall expire and cease to be of force and effect at 5:00 P.M. (Eastern Time) on the Expiration Date.

     4.  Method of Exercise.  This Warrant may be exercised in whole or in part
         ------------------
(but not as to fractional shares) by the surrender of the Warrant, with the Purchase Agreement attached hereto as Annex A properly completed and duly executed, at the principal office of the Company at 5910 North Central Expressway, Suite 800, Dallas, Texas 75206 Attention: Michael D. Andereck, President, or such other location which at that time shall be the principal office of the Company (the "Principal Office"), and upon payment to it of the Warrant Price for each Warrant Share to be purchased upon such exercise (the aggregate of the Warrant Price for all shares to be exercised being referred to herein as the "Purchase Price"). The Purchase Price shall be paid by delivering a certified check, bank draft or wire transfer of immediately available funds to the order of the Company. The purchaser shall be treated for all purposes as the holder of the Warrant Shares as of the close of business on the date of exercise, and certificates for the Warrant Shares so purchased shall be delivered to the person so entitled within a reasonable time, not exceeding thirty (30) days, after such exercise. Unless this Warrant shall have expired, a new Warrant of like tenor and for such number of Warrant Shares as the Holder shall direct, representing in the aggregate the right to purchase that number of Warrant Shares with respect to which this Warrant shall not have been exercised, shall also be issued to the Holder within such time.

     5.  Certain Covenants of the Company.  The Company shall cause all Warrant
         --------------------------------
Shares, upon issuance, to be listed on each national securities exchange or securities quotation system, if any, on which the other outstanding shares of Common Stock of the Company are then listed or quoted. During the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

     6.  Adjustment of Purchase Price and Number of Shares.  The number of
         -------------------------------------------------
shares of Common Stock purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         6.1  Stock Dividends, Subdivisions or Combinations.  If the Company at
              ---------------------------------------------
     any time while the Warrant remains outstanding and unexpired shall:

              (a) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock,

              (b) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or

              (c) pay a dividend or make a distribution in shares of its Common Stock,

     then the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock represented by this Warrant immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.

         6.2  Certain Other Distributions.  If at any time the Company shall
              ---------------------------
     take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

              (a) cash (other than a cash distribution or dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company),

          (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash), or

          (c) any warrants or other rights (except for rights issued pursuant to a Qualified Rights Offering) to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash).

then the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted to equal the product of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction (i) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (ii) the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section
6.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of
Section 6.1.

     6.3  Reclassification, Consolidation or Merger.  At any time while this
          -----------------------------------------
Warrant remains outstanding and unexpired, in case of any reclassification or change of outstanding securities issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of an event described in Sections 6.1(A) or
(B) above) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value, or from no par value to par value), or in the case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new Warrant providing that the Holder shall have the right to exercise such new Warrant (upon terms not less favorable to the Holder than those then applicable to this Warrant) and to receive upon such exercise, in lieu of each share of Common Stock of the Company theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, sale or transfer by the Holder of one share of Common Stock issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, sale or transfer. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 6. The provisions of this Section 6.3 shall similarly apply to successive reclassification, changes, consolidations, mergers, sales and transfers.

     6.4  Liquidating Dividends, Etc.  If the Company at any time while this
          ---------------------------
Warrant remains outstanding and unexpired makes a distribution of its assets to the holders of its Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances otherwise provided for in this Section 6), the holder of this Warrant shall be entitled to receive upon the exercise hereof, in addition to the shares of Common Stock receivable upon such exercise, and without payment of any consideration other than the Warrant Price, an amount in cash equal to the value of such distribution per share of Common Stock multiplied by the number of shares of Common Stock which, on the record date for such distribution, are issuable upon exercise of this Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of shares of Common Stock issuable upon the exercise hereof), and an appropriate provision therefor should be made a part of any such distribution. The value of a distribution which is paid in other than cash shall be determined in good faith by the Board of Directors.

     6.5  Other Action Affecting Common Stock.  If after the date hereof the
          -----------------------------------
Company shall take any action affecting the outstanding number of shares of Common Stock, other than an action described in any of the foregoing subsections of Section 6 hereof or the issuance of any shares of Common Stock by the Company (including pursuant to stock options granted under the stock option plan adopted by the Company in 1997 covering 400,000 shares of Common Stock or pursuant to
Section 2 hereof), that would have a materially adverse effect upon the rights of the Holder, the Warrant Price shall be adjusted in such manner and at such time as the Board of Directors on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

     6.6  Other Provisions Applicable to Adjustment under this Section.  The
          ------------------------------------------------------------
following provisions shall be applicable to the making of adjustment of the number of shares of Common Stock issuable upon exercise of this Warrant provided for in this Section 6:

               (a) When Adjustments to Be Made.  The adjustments required by
                   ---------------------------
     this Section 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock issuable upon exercise of the Warrant that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 6.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock issuable upon exercise of the Warrant immediately prior to the making of such adjustment. Any adjustment representing a change less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
     Section 6 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

               (b) Fractional Interest.  In computing adjustments under this
                   -------------------
     Section 6, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

               (c) When Adjustment Not Required.  If the Company shall take a
                   ----------------------------
     record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               (d) Escrow of Warrant Stock.  If after any property becomes
                   -----------------------
     distributable pursuant to this Section 6 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any additional shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Company to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occurred or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

     7.   Notice of Adjustments.  Whenever the number of shares of Common Stock
          ---------------------
issuable upon exercise of this Warrant shall be adjusted pursuant to Section 6 hereof, the Company shall promptly notify the Holder in writing of such adjustment, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the number of shares of Common Stock issuable upon exercise of this Warrant after giving effect to such adjustment. Such notice shall be mailed (by first class and postage prepaid) to the Holder.

     8.   Fractional Shares.  No fractional shares of the Company's Common Stock
          -----------------
will be issued in connection with any purchase hereunder but in lieu of such fractional shares, the Company shall make a cash refund therefor equal in amount to the product of the applicable fraction multiplied by the Warrant Price paid by the Holder for its Warrant Shares upon such exercise.

     9.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Holder as follows:

          (a) This Warrant has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed by a duly authorized officer of the Company and constitutes a valid and binding obligation of the Company.

          (b) Neither the execution and delivery of this Warrant, nor the consummation of the transactions contemplated hereby, will violate or result in any violation of or be in conflict with or constitute a default under any term of the charter or bylaws of the Company or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Company.

          (c) Upon exercise of this Warrant and payment of the Warrant Price by the Holder, the Warrant Shares will be duly issued, fully paid and nonassessable shares of Common Stock and free from all taxes, liens and charges with respect to the issuance thereof.

     10.  Loss, Theft, Destruction or Mutilation.  Upon receipt by the Company
          --------------------------------------
of evidence reasonably satisfactory to it that this Warrant has been mutilated, destroyed, lost or stolen, and in the case of any destroyed, lost or stolen Warrant, a bond of indemnity reasonably satisfactory to the Company, or in the case of a mutilated Warrant, upon surrender and cancellation thereof, the Company will execute and deliver in the Holder's name, in exchange and substitution for the Warrant so mutilated, destroyed, lost or stolen, a new Warrant of like tenor substantially in the form thereof with appropriate insertions and variations.

     11.  Successors and Assigns.  This Warrant and the rights evidenced hereby
          ----------------------
shall inure
to the benefit of and be binding upon the successors of the Company and the Holder.

     12.  Amendment.  This Warrant may be modified with the written consent of
          ---------
the Company and the Holder.

     13.  Transferability.  This Warrant, and any Warrant Shares issued upon
          ---------------
exercise of this Warrant, may be sold, pledged or otherwise transferred or encumbered by the Holder.

     14.  Headings.  The descriptive headings of the several sections of this
          --------
Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     15.  Governing Law.  This Warrant shall be governed by the laws of the
          -------------
State of Delaware without regard to the provisions thereof relating to conflict of laws.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer, attested by its duly authorized officer, on the date of this Warrant.

                              DOCUCORP, INC.



                              By:   ______________________________________
                                    Name:
                                    Title:



                              Attest:_____________________________________

                                                                         Annex A
                                                                         -------



                               PURCHASE AGREEMENT
                               ------------------

                                                Date: __________________________


TO:  DOCUCORP, INC.

          The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to purchase _____________ shares of Class A Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share of $ _______ provided by this Warrant.

                                       Signature:_______________________________



                                       Address: